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                                                                EXHIBIT 10.10(e)

                            COMPAGNIA TESSILE S.p.A.
                               Via Montelese, 35
                         50045, Montemurlo (FI), Italy

Forstmann & Company, Inc.
1185 Avenue of the Americas
New York, New York 10036

Gentlemen:

        Referring to the agreements already reached between us, we confirm that you are authorized to use the mark "CARPINI" exclusively, for fabrics for women's and men's apparel, on the following conditions as well as such additional conditions as are set forth in the agreements:

        1. Duration: July 1, 1992 - December 31, 1997.
           --------

        2. Territory: USA - Canada - Mexico (exclusive only to fabrics
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manufactured by you).

        3. Royalty Amount:
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           1992               US$ 50,000
           1993               US$ 50,000
           1994-1997          US$125,000 for each year

        4. Payments each year are to be made in three equal installments on April 30, August 31 and December 31.

        5. Payments are to be covered by the guarantee of a bank, as agreed.

        6. The mark shall be used properly and without prejudicing it as provided in the agreements. Otherwise, the agreements may be cancelled.


Dated: July 1, 1992                     Very truly yours,

                                        COMPAGNIA TESSILE S.p.A.


                                        By: (SEAL)
                                            ---------------------


CONFIRMED:

FORSTMANN & COMPANY, INC.


By: /s/ Christopher L. Schaller
    ---------------------------